SECURITY AGREEMENT

among

TECHNICAL OLYMPIC USA, INC.

and certain of its Subsidiaries,

and

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

Dated as of October 23, 2006

TABLE OF CONTENTS

Page

1.1	SECTION 1.DEFINED TERMS Definitions

1.2 3.1 3.2	Other Definitional Provisions SECTION 2.GRANT OF SECURITY INTEREST SECTION 3.REPRESENTATIONS AND WARRANTIES Title; No Other Liens Perfected First Priority Liens

3.3 Jurisdiction of Organization; Chief Executive Office

3.4 Contracts for Sale. SECTION 4.	COVENANTS

4.1 4.2 4.3 4.4 4.5 4.6 4.7 4.8 5.1 5.2 5.3 5.4	Maintenance of Perfected Security Interest; Further Documentation.
Changes in Locations, Name, etc
Notices
Contracts for Sale.
Deposit Accounts and Securities Accounts
Proceeds of Collateral
Further Identification of Collateral
Further Assurances
SECTION 5.REMEDIAL PROVISIONS; LIMITATION
Grantors Remain Liable, etc
Application of Proceeds
Code and Other Remedies
Deficiency

5.5 Proceeds to be Turned Over to Administrative Agent

SECTION 6.	ACTIONS AFTER EVENT OF DEFAULT

6.1 General Authority of the Administrative Agent over the Collateral

6.2 Judicial Proceedings and Insolvency Events 6.3 Right to Appoint a Receiver 6.4 Remedies Not Exclusive. 6.5 Waiver and Estoppel.

6.6 Limitation on Administrative Agent’s Duty in Respect of Collateral

SECTION 7.	THE ADMINISTRATIVE AGENT

7.1 7.2 7.3 7.4 7.5 7.6 7.7 7.8 7.9 7.10 7.11 7.12 7.13 7.14 7.15 7.16 8.1 8.2	Administrative Agent’s Appointment as Attorney-in-Fact, etc
Duty of Administrative Agent
Filing of Financing Statements
Authority of Administrative Agent
Exculpatory Provisions.
Delegation of Duties
Reliance by Administrative Agent.
Limitations on Duties of Administrative Agent.
Moneys to be Held in Trust
Resignation of the Administrative Agent; Appointment of Successor
Merger of the Administrative Agent
Co-Administrative Agent; Separate Administrative Agent.
Treatment of Payee or Indorsee by Administrative Agent; Representatives of Issuers and Lenders.
Stamp and Other Similar Taxes
Filing Fees, Excise Taxes, Etc
Indemnification
SECTION 8.MISCELLANEOUS
Notices
Amendments, etc

8.3 No Waiver by Course of Conduct; Cumulative Remedies
8.4 Enforcement Expenses
8.5 Successors and Assigns
8.6 Counterparts
8.7 Severability
8.8 Section Headings
8.9 Integration
8.10 GOVERNING LAW
8.11 Submission to Jurisdiction; Service of Process.
8.12 WAIVER OF JURY TRIAL
8.13 Releases
8.14 Additional Grantors
8.15 Reinstatement

Schedules

Schedule 1 — Perfection Matters
Schedule 2 — Jurisdictions of Organization and Chief Executive Offices
Schedule 3 — Deposit Accounts

Exhibits

Exhibit A — Form of Assumption Agreement

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of October 23, 2006, among TECHNICAL OLYMPIC USA, INC., a Delaware corporation (the “Borrower”), and each of its subsidiaries signatories hereto (the Borrower and such subsidiaries, together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of CITICORP NORTH AMERICA, INC., a Delaware corporation, as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) for its benefit and for the ratable benefit of the Issuers (as defined below) and the Lenders (as defined below).

WITNESSETH:

WHEREAS, on March 9, 2006, the Borrower entered into that certain Credit Agreement (the “Existing Credit Agreement”) among the Persons party thereto as Issuers (collectively, the “Issuers”), the financial institutions and other entities party thereto as Lenders (collectively, the “Lenders”), the Administrative Agent and certain other financial institutions in other agent capacities;

WHEREAS, on March 9, 2006, each of the Grantors party hereto (other than the Borrower) entered into that certain Guaranty (the “Guaranty”) in favor of the Administrative Agent, the Issuers, the Lenders and each other holder of an Obligation (as defined in the Credit Agreement);

WHEREAS, on the date hereof, the Grantors, the Issuers, the Lenders party thereto and the Administrative Agent are entering into that certain Amendment No. 1 to Credit Agreement (the “Credit Agreement Amendment”), which, among other things, amends certain provisions of the Existing Credit Agreement and requires the Grantors to provide collateral to secure the Obligations; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement Amendment that the Grantors enter into this Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Issuers and the Lenders to enter into the Credit Agreement Amendment and to induce the Issuers and Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, the Grantors hereby agree with the Administrative Agent, for its benefit and for the ratable benefit of the Issuers and the Lenders, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The following terms shall have the following meanings:

“Agreement” means this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower Obligations” means, without duplication, the Loans, the Letter of Credit Obligations and all other amounts owing by the Borrower to the Administrative Agent, any Issuer, any Lender, any Affiliate of any of them or any Indemnitee, of every type and description, present or future, arising under the Credit Agreement, any other Loan Document, whether direct or indirect, including all letter of credit and other fees, interest, charges, expenses, attorneys’ fees and disbursements and other sums chargeable to the Borrower under the Credit Agreement or any other Loan Document.

“Collateral” has the meaning specified in Section 2.

“Credit Agreement” means the Existing Credit Agreement, as amended by the Credit Agreement Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time.

“Guarantor” means each Grantor that is a Restricted Subsidiary of the Borrower and party to the Guaranty.

“Guarantor Obligations” means, with respect to any Guarantor, the collective reference to all obligations and liabilities of such Guarantor which may arise under or in connection with the Guaranty or any other document related thereto to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, charges, expenses, attorneys’ fees and disbursements or otherwise.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means the Borrower Obligations and the Guarantor Obligations.

“Opinion of Counsel” means an opinion in writing signed by legal counsel satisfactory to the Administrative Agent.

1.2 Other Definitional Provisions. (a) The terms “Accounts”, “Deposit Accounts”, “General Intangibles”, “Proceeds”, “Securities Accounts” and “Supporting Obligations” have the respective meanings set forth in the New York UCC.

(b) The rules of construction set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Agreement.

SECTION 2. GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent for its benefit and for the ratable benefit of the Issuers and the Lenders, and hereby grants to the Administrative Agent, for its benefit and for the ratable benefit of the Issuers and the Lenders, a security interest in, all of such Grantors’s right, title and interest in, to and under the following property, whether now existing or at any time hereafter acquired (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Contracts for Sale to which such Grantor is or is to become a party, including without limitation:

(i) all rights of such Grantor to receive monies due and to become due under or pursuant to such Contracts for Sale;

(ii) all rights of such Grantor under or in respect of any escrow, settlement or similar agreement entered into by such Grantor in connection with such Contracts for Sale, including without limitation, all rights of such Grantor to receive monies pursuant to any such escrow, settlement or similar agreement;

(iii) all claims of such Grantor for damages arising out of or for breach of or default under such Contracts for Sale; and

(iv) all rights of such Grantor to terminate, amend, supplement, modify or waive performance under such Contracts for Sale, to compel performance and otherwise to exercise all remedies thereunder;

(b) to the extent not covered by clause (a) of this Section 2, all Accounts arising from or relating to Contracts for Sale to which such Grantor is or is to become a party;

(c) to the extent not covered by clause (a) of this Section 2, all General Intangibles arising from or relating to Contracts for Sale to which such Grantor is or is to become a party;

(d) the Deposit Accounts set forth on Schedule 3;

(e) all books and records pertaining to the foregoing; and

(f) all Proceeds, Supporting Obligations and products of any and all of the foregoing and all other collateral security and guarantees given by any Person with respect to the foregoing, including without limitation, Proceeds of Contracts for Sale constituting Escrow Proceeds Receivables and any other escrowed funds relating to a Contract for Sale;

provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of security in any Contract for Sale to the extent that such grant of a security interest is prohibited by, constitutes a breach or default under, results in the termination of, or requires any consent not obtained under, such Contract for Sale, except to the extent the relevant term in such Contract for Sale providing for such prohibition, breach, default or termination or requiring such consent is ineffective under any applicable law.

SECTION 3. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent, the Issuers and the Lenders to enter into the Credit Agreement Amendment, and to induce the Issuers and the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby represents and warrants to the Administrative Agent, each Issuer and each Lender that:

3.1 Title; No Other Liens. Except for the security interests granted pursuant to the Loan Documents, such Grantor owns and has good title to each of the Collateral free and clear of any and all Liens and options in favor of or claims of any other Person and except for Liens, if any, expressly permitted under the Credit Agreement. No effective security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent for its benefit and the ratable benefit of the Issuers and the Lenders.

3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement, upon completion of the filings and other actions specified on Schedule 1 (which in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form unless otherwise expressly provided in the Credit Agreement) (i) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for its benefit and for the ratable benefit of the Issuers and Lenders, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor (except a counterparty to such Grantor under a Contract for Sale, but only to the extent such counterparty becomes a creditor of such Grantor under and pursuant to such Contract for Sale) and any Persons purporting to purchase any Collateral from such Grantor and (ii) are prior to all other Liens on the Collateral.

3.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s jurisdiction of organization, name as it appears in and identification number, if any from the official filings in its jurisdiction of organization, and the location of such Grantor’s chief executive office are specified on Schedule 2. Such Grantor’s jurisdiction of organization is the only jurisdiction in which such Grantor is a “registered organization” (as such term is used in Section 9-307 of the New York UCC). Except as disclosed in Schedule 2, during the five years ending on the date hereof, such Grantor has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from the information set forth on Schedule 2.

3.4 Contracts for Sale.

(a) Such Grantor lawfully holds rights and interests in each Contract for Sale to which it is a party, has the power and authority to assign its interest under such Contract for Sale and has not executed any other document or instrument that might prevent or limit the Administrative Agent from operating under or realizing the benefits of the terms, conditions and provisions of this Agreement.

(b) Neither applicable law nor any provision of any Contract for Sale to which such Grantor is a party restricts or prohibits such Grantor from assigning, transferring or granting a security interest in such Grantor’s right, title or interest in any such Contract for Sale, and none of the execution, delivery or the performance of this Agreement will violate any applicable law, result in a breach by such Grantor of any of the terms of any such Contract for Sale or give rise to any right of the counterparty or counterparties to any such Contract for Sale to terminate such Contract for Sale.

(c) Such Grantor is not in default under any Contract for Sale to which it is a party, and to such Grantor’s knowledge, no other party to any such Contract for Sale is in default thereunder.

SECTION 4. COVENANTS

Each Grantor covenants and agrees with the Administrative Agent for its benefit and for the ratable benefit of the Issuers and the Lenders that, from and after the date hereof and as long as any Obligations or the Revolving Credit Commitments remain outstanding:

4.1 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain each security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b) Such Grantor shall not sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except, with respect to Proceeds of a Contract for Sale, as expressly permitted under the terms of such Contract for Sale.

(c) At any time and from time to time, at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, any and all such further instruments and documents and take such further actions as may be required by applicable law or as necessary to perfect and protect any security interest purported to be granted by such Grantor hereunder and obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Deposit Accounts and Securities Accounts constituting Collateral hereunder and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

4.2 Changes in Locations, Name, etc. Such Grantor will not, except after not less than 30 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional authenticated financing statements and other documents necessary to maintain the validity, perfection and priority of the security interests provided for herein:

(a) change its jurisdiction of organization or the location of its chief executive office from, or take any action to become a “registered organization” (as used in Section 9-307 of the New York UCC) in any jurisdiction other than, that referred to on Schedule 2; or

(b) change its name.

4.3 Notices. Such Grantor will advise the Collateral Agent promptly, in reasonable detail, of (a) any Lien (other than security interests created hereby or by any other Loan Document or any Lien, if any, expressly permitted under the Credit Agreement) on any of the Collateral; and (b) of the occurrence of any other event that could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

4.4 Contracts for Sale.

(a) Subject to Section 5.1(c), such Grantor shall perform and observe, in a timely manner, all of the covenants, conditions, obligations and agreements of such Grantor under each Contract for Sale to which it is a party and shall suffer or permit no delinquency on its part to exist thereunder.

(b) Subject to Section 5.1(c), such Grantor shall use its commercially reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the counterparty or counterparties to each Contract for Sale to which such Grantor is a party.

(c) In connection with each sale consummated under a Contract for Sale to which such Grantor is a party, such Grantor shall direct the relevant title company, title agent or escrow agent to transfer proceeds payable to such Grantor (including, without limitation, any related Escrow Proceeds Receivables) directly to a Deposit Account constituting Collateral hereunder.

4.5 Deposit Accounts and Securities Accounts. Except as expressly provided in the Credit Agreement, no Grantor shall maintain or establish any Deposit Account or any Securities Account with any financial institution unless such Grantor, the Administrative Agent and such financial institution shall have entered into an agreement which provides the Administrative Agent with “control” (as such term is defined under the New York UCC) with respect to such Deposit Account or Securities Account or the Administrative Agent otherwise has “control” (within the meaning of the Uniform Commercial Code of any applicable jurisdiction) of such Deposit Account or Securities Account; provided that the provisions of this Section 4.5 shall not apply to Deposit Accounts established solely for the payment of taxes, workmens’ compensation or payroll and other Deposit Accounts in which funds are held in trust under Requirements of Law or for payment to a Governmental Authority.

4.6 Proceeds of Collateral. Each Grantor shall cause all or any part of Proceeds constituting Collateral to be deposited directly into a Deposit Account constituting Collateral hereunder, and shall not invest any funds on deposit in a Deposit Account constituting Collateral hereunder in, or transfer any such funds to, any Securities Account unless (a) such Grantor, the Administrative Agent and the financial institution that maintains such Securities Account shall have entered into an agreement which provides the Administrative Agent with “control” (as such term is defined under the New York UCC) with respect to such Securities Account or the Administrative Agent otherwise has “control” (within the meaning of the Uniform Commercial Code of any applicable jurisdiction) of such Securities Account and (b) the Administrative Agent shall have received an Opinion of Counsel in form and substance reasonably satisfactory to it with respect to the creation and perfection of the security interest in such Securities Account.

4.7 Further Identification of Collateral. Each Grantor shall furnish to the Administrative Agent, requests, statements and schedules further identifying the Collateral as the Administrative Agent may reasonably request and in such reasonable detail as the Administrative Agent may specify.

4.8 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent and at the sole expense of the Grantors, the Grantors shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Administrative Agent may deem necessary or advisable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including filing any financing statements (or amendments thereto) and continuation statements with respect to the Liens granted hereunder.

SECTION 5. REMEDIAL PROVISIONS; LIMITATION

5.1 Grantors Remain Liable, etc. (a) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Contract of Sale to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of such Contract for Sale. The Administrative Agent shall not have any obligation or liability under any Contract for Sale by reason of or arising out of this Agreement or the receipt by the Administrative Agent of any payment relating thereto, nor shall the Administrative Agent be obligated in any manner to perform any of the obligations of such Grantor under or pursuant to any such Contract for Sale, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) Each Grantor hereby irrevocably directs the counterparty or counterparties to any Contract for Sale to which such Grantor is a party, to the extent permitted by such Contract for Sale and under any recognition or other agreement executed by such counterparty or counterparties, upon demand from the Administrative Agent, to recognize and accept the Administrative Agent as the holder of such Contract for Sale for any and all purposes as fully as it would recognize and accept such Grantor and the performance of such Grantor thereunder. Following an Event of Default and during the continuance thereof, each such counterparty or counterparties to the Contracts for Sale upon written notice from the Administrative Agent of the occurrence of an Event of Default, shall be and is hereby authorized by the Grantor party to such Contracts of Sale to perform under their respective Contracts for Sale for the benefit of the Administrative Agent in accordance with the terms and conditions thereof without any obligation to determine whether or not such an Event of Default has in fact occurred or is continuing.

(c) Notwithstanding anything to the contrary contained herein, but subject to Section 4.6, for so long as no Event of Default shall have occurred and be continuing, each Grantor may take or refrain from taking any and all actions in the ordinary course of business with respect to each Contract for Sale to which it is a party including, without limitation, exercising all of its rights and privileges under each such Contract for Sale. Each Grantor’s foregoing right shall immediately cease and terminate upon and during the continuance of any such Event of Default.

5.2 Application of Proceeds. All or any part of Proceeds constituting Collateral shall be applied in accordance with Section 2.12(f) of the Credit Agreement.

5.3 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement, in the other Collateral Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith (i) collect, receive, appropriate and realize upon the Collateral, or any part thereof, (ii) transfer all or any part of the Collateral into the Administrative Agent’s name or the name of its nominee or nominees and/or (iii) forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. If an Event of Default shall have occurred and shall be continuing, each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere, and promptly to execute and deliver to the Administrative Agent such instruments or other documents as may be necessary or advisable to enable the Administrative Agent or its agent or representative to obtain possession of all or any part of the Collateral the possession of which the Administrative Agent shall at the time be entitled to hereunder. The Administrative Agent shall also be entitled, so long as an Event of Default shall have occurred and be continuing, to occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is assembled or located for a reasonable period to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor for such occupation and to otherwise exercise any and all rights and remedies of any Grantor under or in connection with the Collateral, or otherwise in respect of the Collateral. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.3, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent arising out of the exercise by the Administrative Agent of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

5.4 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent to collect such deficiency.

5.5 Proceeds to be Turned Over to Administrative Agent. If an Event of Default shall occur and be continuing, all Proceeds with respect to Collateral received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent (for its benefit and for the ratable benefit of the Issuers and the Lenders), segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be deposited in a Deposit Account included in the Collateral in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds with respect to Collateral while held in a Deposit Account (or by such Grantor in trust for the Administrative Agent (for its benefit and for the ratable benefit of the Issuers and the Lenders)) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.2.

SECTION 6. ACTIONS AFTER EVENT OF DEFAULT

6.1 General Authority of the Administrative Agent over the Collateral. Each Grantor and, by its acceptance of the benefits hereof, each Issuer and Lender, hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Administrative Agent’s discretion so long as an Event of Default has occurred and is continuing, to take any and all actions and to execute any and all documents and instruments which may be necessary or advisable to carry out the terms of this Agreement and accomplish the purposes hereof.

6.2 Judicial Proceedings and Insolvency Events. If an Event of Default has occurred and is continuing, the Administrative Agent (a) shall have the right and power to institute, maintain, defend and participate in such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and its interests and the interests of the Issuers and the Lenders, (ii) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction and (iii) may, on behalf of itself and the Issuers and the Lenders, file claims concerning, stipulate or consent to, any matter concerning, and otherwise represent its interests and the interests of the Issuers and the Lenders concerning, the Collateral.

6.3 Right to Appoint a Receiver. If an Event of Default has occurred and is continuing, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Administrative Agent under this Agreement, the Administrative Agent shall, to the extent permitted by law, with notice to the Borrower but without notice to any party claiming through the Grantors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations, without regard to the then value of the Collateral, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers of the Collateral, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Administrative Agent and the Issuers and the Lenders, and each Grantor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Administrative Agent shall be entitled to retain possession and control of all cash and Cash Equivalents held by or deposited with it pursuant to any Loan Document.

6.4 Remedies Not Exclusive.

(a) No remedy conferred upon or reserved to the Administrative Agent herein is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute.

(b) No delay or omission by the Administrative Agent to exercise any right, remedy or power hereunder or under any other Loan Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement to the Administrative Agent may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent.

(c) If the Administrative Agent shall have proceeded to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then the Grantors, the Administrative Agent, the Issuers and the Lenders shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Administrative Agent shall continue as though no such proceeding had been taken.

(d) All rights of action and of asserting claims upon or under this Agreement may be enforced by the Administrative Agent without the possession of any Loan Document or instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be, subject to Section 7, brought in its name as Administrative Agent and any recovery of judgment shall be held as part of the Collateral.

6.5 Waiver and Estoppel.

(a) Each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other Loan Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Administrative Agent in this Agreement or in any other Loan Document but will suffer and permit the execution of every such power as though no such law were in force.

(b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any other Loan Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

(c) Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder, under any other Loan Document or under the New York UCC) in connection with this Agreement and any other Loan Document and any action taken by the Administrative Agent with respect to the Collateral.

6.6 Limitation on Administrative Agent’s Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided in Section 7.2 and to account to the Issuers, the Lenders and the Grantors for moneys and other property received by it hereunder, the Administrative Agent shall not have any duty to the Grantors or to the Issuers or the Lenders as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 7. THE ADMINISTRATIVE AGENT

7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement and the other Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and the other Collateral Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due with respect to the Collateral whenever payable;

(ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(iii) execute, in connection with any sale provided for in Section 5.3, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (4) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (5) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (6) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which may be required by applicable law or which the Issuers and the Lenders deem necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s, the Issuers’ and the Lenders’ security interests therein and to effect the intent of this Agreement and the other Collateral Documents, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may, upon not less than 5 Business Days’ notice to such Grantor, perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest is then payable under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement and each other Loan Document is terminated and the security interests created hereby and thereby are released.

7.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Issuer, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Issuers and the Lenders hereunder are solely to protect the Administrative Agent’s, the Issuers’ and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent, any Issuer or any Lender to exercise any such powers. The Administrative Agent, the Issuers and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor or any other Issuer or Lender for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3 Filing of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral (including amendments to financing statements and including continuation statements) without the signature of such Grantor in such form and in such offices as necessary to perfect the security interests of the Administrative Agent under this Agreement and under each other Collateral Document. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof. Notwithstanding the foregoing, in no event shall the Administrative Agent have any obligation to monitor the perfection, continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral or to prepare or file any Uniform Commercial Code financing statement or continuation statement.

7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement and the other Collateral Documents with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any other Collateral Document shall, as between the Administrative Agent and the Issuers and the Lenders, be governed by the Loan Documents and by such other agreements with respect thereto as may exist from time to time among the Administrative Agent and the Issuers and the Lenders, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Issuers and the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5 Exculpatory Provisions.

(a) The Administrative Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties in any Loan Document which are made by the Grantors. The Administrative Agent makes no representations as to, nor shall it be responsible for, the existence, genuineness, value or condition of any of the Collateral or any part thereof, the title of the Grantors thereto or the security afforded or intended to be afforded by this Agreement and the other Collateral Documents, or the validity, execution (except its execution), enforceability, legality or sufficiency of this Agreement or the other Collateral Documents or the Obligations or the validity, perfection, priority or enforceability of the liens or security interests in any of the Collateral created or intended to be created by this Agreement or the other Collateral Documents, or the validity or sufficiency of the Collateral, or insuring the Collateral or the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, and the Administrative Agent shall incur no liability or responsibility in respect of any such matters. The Administrative Agent shall have no responsibility for preparing, recording, filing, re-recording or refiling any financing statement, continuation statement or other instrument in any public office at any time.

(b) The Administrative Agent shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained herein, or in the other Collateral Documents.

(c) The Administrative Agent shall be under no obligation or duty to take any action under this Agreement or any other Loan Document or otherwise if taking such action (i) would subject the Administrative Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Administrative Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Administrative Agent shall receive security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Loan Document.

(d) The Administrative Agent shall have the same rights with respect to any Obligation held by it as any Issuer or Lender and may exercise such rights as though it were not the Administrative Agent hereunder, and it and its Affiliates may accept deposits from, lend money to, provide services to and generally engage in any kind of banking or trust business with, any of the Grantors as if it were not the Administrative Agent.

(e) The Administrative Agent shall not be liable for any action taken or omitted to be taken in accordance with this Agreement or any other Collateral Document except for its own gross negligence or willful misconduct.

(f) The permissive right of the Administrative Agent to take any action under this Agreement or any other Collateral Document shall not be construed as a duty to so act.

7.6 Delegation of Duties. The Administrative Agent may execute any of the trusts or powers hereof and perform any duty hereunder or under any other Loan Document either directly or by or through agents or attorneys-in-fact. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

7.7 Reliance by Administrative Agent.

(a) Whenever in the administration of this Agreement, or any other Collateral Document the Administrative Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Administrative Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent, and the Administrative Agent shall be entitled to take or refrain from taking any action in reliance thereon.

(b) The Administrative Agent may, at the reasonable expense of the Grantors, consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer of the Borrower or representations made by a Responsible Officer of the Borrower in a writing delivered to the Administrative Agent.

(c) The Administrative Agent may conclusively rely upon, and shall be fully protected in acting upon or failing to act as a consequence of, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it believes in good faith is genuine and has been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Administrative Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any such certificates, opinions or other information and need not investigate any fact or matter stated therein.

(d) The Administrative Agent shall not be under any obligation to exercise any of the rights or powers vested in the Administrative Agent by this Agreement or by any other Loan Document, unless the Administrative Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Administrative Agent, its agents and its counsel in the exercise of any such right or power or in compliance with such request or direction, including such reasonable advances as may be requested by the Administrative Agent.

(e) Upon any application or demand by any of the Grantors to the Administrative Agent to take or permit any action under any of the provisions of this Agreement or any other Loan Document, the Borrower shall furnish to the Administrative Agent a certificate of a Responsible Officer of the Borrower stating that all conditions precedent, if any, provided for in this Agreement or in any other Loan Document relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement or any other Loan Document relating to such particular application or demand, such additional document shall also be furnished.

7.8 Limitations on Duties of Administrative Agent.

(a) The Administrative Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement, or any other Loan Document, and no implied covenants or obligations shall be read into this Agreement or any other Loan Document against the Administrative Agent. If and so long as an Event of Default has occurred and is continuing, the Administrative Agent may exercise the rights and powers vested in the Administrative Agent by this Agreement or any other Loan Document. Subject to Section 7.5, the Administrative Agent shall not be liable with respect to any action taken or omitted to be taken.

(b) Except as herein otherwise expressly provided, the Administrative Agent shall not be under any obligation to take any action that is discretionary under the provisions of this Agreement or of any other Loan Document, except upon the written request of the Issuers and the Lenders pursuant to the terms of the Credit Agreement.

(c) No provision of this Agreement, or any other Loan Document shall be deemed to impose any duty or obligation on the Administrative Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Administrative Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Administrative Agent in such jurisdiction or impose a tax on the Administrative Agent by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

7.9 Moneys to be Held in Trust. All moneys received by the Administrative Agent under or pursuant to any provision of this Agreement, or any other Loan Document (except Administrative Agent fees) shall be held in trust for the purposes for which they were paid or are held. The Administrative Agent shall not be liable for interest on any money or assets received by it except as the Administrative Agent may agree in writing. Assets held in trust by the Administrative Agent need not be segregated from other assets except to the extent required by law.

7.10 Resignation of the Administrative Agent; Appointment of Successor. The Administrative Agent may at any time, resign and be discharged of the responsibilities hereby created, and in such event a successor Administrative Agent shall be appointed hereunder, in each case, in accordance with Section 9.6 of the Credit Agreement, the provisions of which are hereby deemed incorporated herein.

7.11 Merger of the Administrative Agent. Any corporation into which the Administrative Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Administrative Agent shall be a party, shall be Administrative Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

7.12 Co-Administrative Agent; Separate Administrative Agent.

(a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Administrative Agent of taxes by such jurisdiction not otherwise imposed on the Administrative Agent, or the Administrative Agent shall be advised by Opinion of Counsel that it is necessary or prudent in the interest of the Issuers or the Lenders or the Administrative Agent shall deem it desirable for its own protection in the performance of its duties hereunder, the Administrative Agent and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another financial institution, bank or trust company, or one or more persons approved by the Administrative Agent and the Grantors, either to act as Administrative Agent or co-Administrative Agents of all or any of the Collateral under this Agreement, jointly with the Administrative Agent originally named herein or therein or any successor Administrative Agent, or to act as separate Administrative Agent or Administrative Agents of any of the Collateral. If any of the Grantors shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Administrative Agent to do so, or if an Event of Default has occurred and is continuing, the Administrative Agent may act under the foregoing provisions of this Section 7.12(a) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors. Each of the Grantors hereby appoints the Administrative Agent as its agent and attorney to act for it under the foregoing provisions of this Section 7.12(a) in either of such contingencies.

(b) Every separate Administrative Agent and every co-Administrative Agent, other than any successor Administrative Agent appointed pursuant to Section 7.10, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred upon the Administrative Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Administrative Agent or any agent appointed by the Administrative Agent;

(ii) all rights, powers, duties and obligations conferred or imposed upon the Administrative Agent hereunder shall be conferred or imposed and exercised or performed by the Administrative Agent and such separate Administrative Agent or separate Administrative Agents or co-Administrative Agent or co-Administrative Agents, jointly, as shall be provided in the instrument appointing such separate Administrative Agent or separate Administrative Agents or co-Administrative Agent or co-Administrative Agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Administrative Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Administrative Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Administrative Agent or separate Administrative Agents or co-Administrative Agent or co-Administrative Agents;

(iii) no power given hereby to, or which it is provided herein or therein may be exercised by, any such co-Administrative Agent or co-Administrative Agents or separate Administrative Agent or separate Administrative Agents shall be exercised hereunder or thereunder by such co-Administrative Agent or co-Administrative Agents or separate Administrative Agent or separate Administrative Agents except jointly with, or with the consent in writing of, the Administrative Agent, anything contained herein to the contrary notwithstanding;

(iv) no Administrative Agent hereunder shall be personally liable by reason of any act or omission of any other Administrative Agent hereunder; and

(v) the Borrower and the Administrative Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove (for any reason or no reason at all) any such separate Administrative Agent or co-Administrative Agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate Administrative Agent or co-Administrative Agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Administrative Agent to do so, or if an Event of Default has occurred and is continuing, the Administrative Agent shall have the power to accept the resignation of or remove any such separate Administrative Agent or co-Administrative Agent and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Administrative Agent its agent and attorney to act for it in such connection in such contingency. If the Administrative Agent shall have appointed a separate Administrative Agent or separate Administrative Agents or co-Administrative Agent or co-Administrative Agents as above provided, the Administrative Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate Administrative Agent or co-Administrative Agent and the successor to any such separate Administrative Agent or co-Administrative Agent shall be appointed by the Borrower and the Administrative Agent, subject to the terms of this Section 7.12(b).

7.13 Treatment of Payee or Indorsee by Administrative Agent; Representatives of Issuers and Lenders.

(a) The Administrative Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note evidencing an Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note shall be past due or not.

(b) Any Person that shall be designated as the duly authorized representative of one or more Issuers or Lenders to act as such in connection with any matters pertaining to this Agreement, any other Loan Document or the Collateral shall present to the Administrative Agent such documents, including, without limitation, Opinions of Counsel, as the Administrative Agent may reasonably require, in order to demonstrate to the Administrative Agent the authority of such Person to act as the representative of such Issuers or Lenders.

7.14 Stamp and Other Similar Taxes. Each Grantor, jointly and severally, agrees to indemnify and hold harmless the Administrative Agent, each Issuer and each Lender from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any other Loan Document or any Collateral. The obligations of the Grantors under this Section 7.14 shall survive the termination of the other provisions of this Agreement and the other Loan Documents and the resignation of the Administrative Agent hereunder.

7.15 Filing Fees, Excise Taxes, Etc. Each Grantor, jointly and severally, agrees to pay or to reimburse the Administrative Agent for any and all payments made by the Administrative Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and the other Loan Documents. The obligations of the Grantors under this Section 7.15 shall survive the termination of the other provisions of this Agreement and the other Loan Documents and the resignation of the Administrative Agent hereunder.

7.16 Indemnification. Each Grantor, jointly and severally, agrees to pay, indemnify, and hold the Administrative Agent, each Issuer and each Lender (and their respective directors, officers, agents and employees) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, and each other Collateral Document including, without limitation, in connection with any action taken with respect to the Collateral and any contract, agreement, interest or obligation constituting part of the Collateral, unless arising from the gross negligence or willful misconduct of the indemnified party, including for taxes in any jurisdiction in which the Administrative Agent is subject to tax by reason of actions hereunder, unless such taxes are imposed or measured by compensation paid to the Administrative Agent pursuant to the Loan Documents. In any suit, proceeding or action brought by the Administrative Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, each Grantor, jointly and severally will save, indemnify and keep the Administrative Agent, each Issuer and each Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Grantor, and all such obligations of any Grantor shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Administrative Agent, any Issuer or any Lender. The agreements in this Section 7.16 shall survive the termination of the other provisions of this Agreement and the other Loan Documents and the resignation of the Administrative Agent hereunder.

SECTION 8. MISCELLANEOUS

8.1 Notices. All notices, requests and demands of the Borrower or the Administrative Agent hereunder shall be effected in the manner provided for in Section 10.8 of the Credit Agreement and all notices, requests and demands of any Grantor hereunder (other than the Borrower) shall be effected in the manner provided for in Section 21 of the Guaranty.

8.2 Amendments, etc. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Issuer or Lender shall by any act (except by a written instrument pursuant to Section 8.2), delay, indulgence, and omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under the Loan Documents. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Issuer or any Lender, any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder or under any other Loan Document shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, any Issuer or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such Issuer or Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses. (a) Each Grantor agrees to pay or reimburse each Issuer, each Lender and the Administrative Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel to such Issuer, such Lender and the Administrative Agent.

(b) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Loan Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent, the Issuers and the Lenders and their respective successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually-executed counterpart hereof.

8.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.9 Integration. This Agreement and the other Loan Documents represent the entire agreement of the parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any Issuer or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

8.10 GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.11 Submission to Jurisdiction; Service of Process.

(a) Any legal action or proceeding with respect to this Agreement or any other Collateral Document may be brought in the courts of the State of New York sitting in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Each Grantor irrevocably consents to the services of any and all process in such action or proceeding arising out of or in connection with this Agreement or any other Collateral Document by mailing (by registered or certified mail, postage prepaid) of copies of such process to an appointed process agent or the Borrower at its address specified in Section 10.8 of the Credit Agreement. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Nothing contained in this Section 8.11 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

8.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT.

8.13 Releases. At such time as all of the Obligations shall have been paid in full in cash and the Revolving Credit Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to and interests in the Collateral shall revert to the relevant Grantor. At the request and sole expense of the Grantors following any such termination, the Administrative Agent shall promptly deliver to the Grantors any Collateral held by the Administrative Agent hereunder, and promptly execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such release and termination.

8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to the Guaranty pursuant to Section 23 of the Guaranty shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Exhibit A.

8.15 Reinstatement. Each Grantor agrees that if any payment made by a Grantor or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Administrative Agent, any Issuer or any Lender to such Grantor, its estate, trustee, receiver or any other Person under any requirement of law of a Governmental Authority (the portion of such payment of proceeds so refunded, repaid or returned being the “Avoided Payment”), then to the extent of such Avoided Payment, any Lien or other Collateral securing the Obligation that is the subject of such Avoided Payment shall be and remain in full force and effect as fully as if such Avoided Payment had never been made or, if prior thereto the Lien granted hereby or by any other Collateral Document or other Collateral securing such Obligation hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the Obligations of any Grantor in respect of the amount of such Avoided Payment.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

TECHNICAL OLYMPIC USA, INC.

By: /s/ Randy Kotler

Name: Randy Kotler Title: Senior Vice President, Chief Accounting Officer, Interim Chief Financial Officer

SUBSIDIARIES
ENGLE HOMES RESIDENTIAL CONSTRUCTION, L.L.C. ENGLE/JAMES, LLC MCKAY LANDING, LLC NEWMARK HOMES, LLC TOUSA VENTURES, LLC

By: TOUSA HOMES, INC., the sole member

By: /s/ Randy Kotler

Name: Randy Kotler Title: Vice President and Treasurer

TOUSA HOMES, L.P.
TOUSA HOMES FLORIDA, L.P. F/K/A TOUSA HOMES INVESTMENT #1, L.P.
By: TOUSA LLC, as General Partner
By: TECHNICAL OLYMPIC USA, INC., its
sole member
By: /s/ Randy Kotler
Name: Randy Kotler
Title: Senior Vice President, Chief
Accounting Officer, Interim Chief
Financial Officer

TOUSA HOMES ARIZONA, LLC F/K/A TOUSA INVESTMENT #1, LLC
TOUSA HOMES COLORADO, LLC F/K/A TOUSA INVESTMENT #2, LLC
TOUSA HOMES NEVADA, LLC F/K/A TOUSA IN VESTMENT #3, LLC
TOUSA HOMES MID-ATLANTIC HOLDING, LLC F/K/A TOUSA INVESTMENT #4, LLC
TOUSA HOMES MID-ATLANTIC, LLC F/K/A TOUSA INVESTMENT #5, LLC
TOI, LLC
TOUSA, LLC
By: TECHNICAL OLYMPIC USA, INC., as
sole member
By: /s/ Randy Kotler
Name: Randy Kotler
Title: Senior Vice President, Chief Accounting Officer and Interim Chief
Financial Officer

TOUSA HOMES, INC.
TOUSA HOMES INVESTMENT #1, INC.
TOUSA HOMES INVESTMENT #2, INC.
TOUSA REALTY, INC. F/K/A TOUSA INVESTMENT #1, INC.
TOUSA INVESTMENT #2, INC.
TOUSA/WEST HOLDINGS, INC.
TOUSA DELAWARE, INC.
ENGLE HOMES DELAWARE, INC.
PREFERRED BUILDERS REALTY, INC.
TOUSA ASSOCIATES SERVICES COMPANY
By: /s/ Randy Kotler
Name: Randy Kotler
Title: Vice President and Treasurer

TOUSA HOMES INVESTMENT #2, LLC
TOUSA MID-ATLANTIC INVESTMENT, LLC
By: TOUSA HOMES, L.P., as sole member
By: TOUSA, LLC, its general partner
By: TECHNICAL OLYMPIC USA, INC.,
its sole member
By: /s/ Randy Kotler
Name: Randy Kotler
Title: Senior Vice President, Chief Accounting Officer and Interim Chief
Financial Officer

TOUSA FUNDING, LLC
By: TOUSA/WEST HOLDINGS, INC., its sole member
By: /s/ Randy Kotler
Name:	Randy Kotler
Title: Vice President and Treasurer

NEWMARK HOMES BUSINESS TRUST
By: /s/ Randy Kotler
Name:	Randy Kotler
Title: Managing Trustee

NEWMARK HOMES PURCHASING, L.P.
By: NEWMARK HOMES, L.P., as General Partner
By: TOUSA HOMES, INC., its General Partner
By: /s/ Randy Kotler
Name:	Randy Kotler
Title: Vice President and Treasurer

SILVERLAKE INTERESTS, L.C.
By: TOUSA HOMES, INC., its sole manager
By: /s/ Randy Kotler
Name:	Randy Kotler
Title: Vice President and Treasurer

NEWMARK HOMES, L.P.
By: TOUSA HOMES, INC., its General Partner
By: /s/ Randy Kotler
Name: Randy Kotler
Title: Vice President and Treasurer

LORTON SOUTH CONDOMINIUMS, LLC
By: TOUSA HOMES, INC., its Sole Member
By: /s/ Randy Kotler
Name: Randy Kotler
Title: Vice President and Treasurer

ENGLE HOMES COMMERCIAL CONSTRUCTION, LLC
By: TOUSA HOMES ARIZONA, LLC, its Sole Member
By: TECHNICAL OLYMPIC USA, INC., as
sole member
By: /s/ Randy Kotler
Name: Randy Kotler
Title: Senior Vice President, Chief Accounting Officer and Interim Chief
Financial Officer

ADMINISTRATIVE AGENT:

CITICORP NORTH AMERICA, INC.,

as Administrative Agent

By: /s/ Jeanne M. Craig
Name: Jeanne M. Craig
Title: Vice President

PERFECTION MATTERS

Grantor	Filing Office(s)

JURISDICTIONS OF ORGANIZATION AND CHIEF EXECUTIVE OFFICES

DEPOSIT ACCOUNTS

FORM OF ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of      , 200_, made by      (the “Additional Grantor”), in favor of Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) for its benefit and for the ratable benefit of the Issuers and the Lenders. All capitalized terms not defined herein shall have the meaning ascribed to them in the Security Agreement referred to below.

W I T N E S S E T H
:

WHEREAS, Technical Olympic USA, Inc. (the “Borrower”), certain of its subsidiaries and the Administrative Agent have entered into a Security Agreement, dated as of October 23, 2006 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, the Security Agreement requires the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties applicable to it contained in Section 3 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:

Name:

Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3